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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 6, 1996
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                              Harris Corporation
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              (Exact name of registrant as specified in charter)


         Delaware                     1-3863                        34-0276860
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(State or other juris-            (Commission                    (IRS Employer
diction of incorporation)          File Number)                   Identification
                                                                 Number)


1025 W. NASA Boulevard, Melbourne, Florida                          32919
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number including area code:              (407) 727-9100

                                     None
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        (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

        On May 6, 1996, the Registrant was advised that the California Court of Appeal has scheduled oral argument for June 11, 1996 with respect to the Registrant's appeal of the judgment against it in previously disclosed litigation commenced against the Registrant in 1991 by PLS, Inc. The Registrant has been advised by its counsel that the Court of Appeal should render its decision in the matter within 30 to 90 days from the date of the oral argument.


                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARRIS CORPORATION

Date: May 23, 1996                  By: /s/ B. R. Roub
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                                                Bryan R. Roub
                                                Senior Vice President--
                                                Chief Financial Officer







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